UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2010

Harley-Davidson, Inc.

(Exact name of registrant as specified in its charter)

Wisconsin	1-9183	39-1382325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3700 West Juneau Avenue, Milwaukee, Wisconsin 53208

(Address of principal executive offices, including zip code)

(414) 342-4680

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 8.01.	Other Events.

On December 1, 2010, Harley-Davidson, Inc. (the “Company”) issued a press release (the “Press Release”) in Brazil announcing that it has reached agreement with its exclusive dealer in Brazil, HDSP/Grupo Izzo, that will enable the Company to expand its presence and its network of dealerships in Brazil in the future. A copy of the Press Release is being furnished as Exhibit 99.1 to this Current Report. The terms of the agreement with HDSP/Grupo Izzo were not disclosed. The Company expects to incur incremental charges to earnings in the fourth quarter of 2010 of approximately $0.05 - $0.06 per share in connection with the Company’s efforts to expand its presence and network of dealerships in Brazil. The Company expects that the incremental costs will be charged primarily to Selling, Administrative & Engineering expenses.

The statements above regarding the estimated financial statement impacts are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated as of the date of this report. These risks and uncertainties include, among other things, an inability to execute actions and agreements necessary to expand the Company’s presence in Brazil or higher than expected costs associated with executing such activities and agreements, including any unanticipated legal costs relating thereto, and an inability to identify and establish relationships with prospective dealerships in Brazil, as well as the factors detailed in the Company’s Securities and Exchange Commission filings. Shareholders, potential investors, and other readers are urged to consider these factors in evaluating the forward-looking statements and cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements included in this report are only made as of the date of this report, and the Company disclaims any obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibit is being furnished herewith:

(99.1)	Press Release of Harley-Davidson, Inc., dated December 1, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARLEY-DAVIDSON, INC.

Date: December 1, 2010	By:	/s/ Paul J. Jones
Paul J. Jones
Vice President, General Counsel and Secretary

HARLEY-DAVIDSON, INC.

Exhibit Index to Current Report on Form 8-K

Dated December 1, 2010

Exhibit Number

(99.1)	Press Release of Harley-Davidson, Inc., dated December 1, 2010.